UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 29, 2010

FORCE PROTECTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-33253	84-1383888
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1520 Old Trolley Road Summerville, South Carolina	29485
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (843) 574-7001

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry Into A Material Definitive Agreement.

On November 29, 2010, Force Protection, Inc. (“Force Protection”) through its wholly-owned subsidiary, Force Protection Europe Limited, entered into a contract with the United Kingdom Ministry of Defence with respect to an order of 200 Ocelot vehicles and an initial spares package for the Light Protected Patrol Vehicles program.  The contract is valued at approximately £180 million.  The delivery of the Ocelot vehicles is expected to be completed by the spring of 2012.

Item 8.01.     Other Events.

On November 30, 2010, Force Protection issued a press release announcing the November 29, 2010 contract with the United Kingdom Ministry of Defence.  A copy of the press release issued on November 30, 2010 is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

This Current Report on Form 8-K contains forward looking statements that are not historical facts, including statements about our beliefs and expectations. These statements are based on beliefs and assumptions of Force Protection’s management, and on information currently available to management. These forward looking statements include, among other things: the growth, demand and interest for Force Protection’s services and products, including the Ocelot vehicles; anticipated awards and expected deliveries of Ocelot vehicles; the effect of the LPPV award for future growth; expectations for future programs; the effect of operations in Afghanistan; the ability to meet current and future requirements; and the Company’s execution of its business strategy and strategic transformation, including its development initiatives and opportunities to broaden its platform. Forward-looking statements speak only as of the date they are made, and Force Protection undertakes no obligation to update any of them publicly in light of new information or future events. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Examples of these factors include, but are not limited to, the ability to effectively manage the risks in Force Protection’s business; the ability to develop new technologies and products and the acceptance of these technologies and products; the ability to obtain new orders for its vehicles and products; and the other risk factors and cautionary statements listed in Force Protection’s periodic reports filed with the Securities and Exchange Commission, including the risks set forth in Force Protection’s Annual Report on Form 10-K for the year ended December 31, 2009 and Form 10-Q for the quarterly period ended September 30, 2010.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description

99.1	Press Release entitled “United Kingdom Ministry of Defence Signs on for 200 Force Protection Ocelot Vehicles”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)

Date: November 30, 2010

/s/ Lenna Ruth Macdonald
(Signature)
	Name:	Lenna Ruth Macdonald
	Title:	Chief Strategy Officer, General Counsel & Secretary

EXHIBIT LIST

Exhibit	Description

99.1	Press Release entitled “United Kingdom Ministry of Defence Signs on for 200 Force Protection Ocelot Vehicles”